Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated March 16, 2018
to the
Fiera Capital STRONG Nations Currency Fund (the “Fund”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2017

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, Summary Prospectus and SAI dated December 29, 2017.

Effective as of March 3, 2018, Mr. Jonathan E. Lewis has taken an interim leave of absence from his role as Chief Investment Officer of Fiera Capital Inc. (the “Adviser”), the Fund’s investment adviser, to make a run for the United States Congress.  During this leave period, Mr. Lewis will not serve as a Portfolio Manager of the Fund.  Accordingly, all references to Mr. Lewis as a Portfolio Manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed.  If Mr. Lewis’ run for Congress is successful, he will leave his role as Chief Investment Officer of the Adviser and Portfolio Manager of the Fund to fulfill his duties as a U.S. Congressman.

Mr. Iraj Kani continues to serve as Portfolio Manager of the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI